UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 18, 2015

Commission File Number: 001-35768

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-4480276
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This report on Form 8-K/A of WashingtonFirst Bankshares, Inc. (the “Company”) amends the Company’s Current Report on Form 8-K (“Initial Report”) filed with the Securities and Exchange Commission on August 18, 2015, to correct the headline on the press release furnished as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On August 18, 2015, WashingtonFirst Bankshares, Inc. (the “Company”), the holding company for WashingtonFirst Bank, issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information included or incorporated in Item 7.01 of this current report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. Press release issued by WashingtonFirst Bankshares, Inc. dated August 18, 2015.

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc. dated August 18, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

August 19, 2015	/s/ Matthew R. Johnson
Date	Matthew R. Johnson
Executive Vice President and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc. dated August 18, 2015.

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